UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)           December 9, 2003

MERCK & CO., Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-3305	22-1109110

(Commission File Number)	(IRS Employer Identification No.)

One Merck Drive, PO Box 100, Whitehouse Station, NJ	08889-0100

(Address of Principal Executive Offices)	(Zip Code)

(908) 423-1000

(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits

     (c) Exhibits

Exhibit 99	Annual Business Briefing Presentations given by certain senior executive officers of the Registrant, on December 9, 2003

Item 9. Regulation FD Disclosure

Incorporated by reference are Annual Business Briefing Presentations given by certain senior executive officers of the Registrant on December 9, 2003, attached as Exhibit 99.

This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCK & CO., Inc.
Date: December 9, 2003	By:	/s/ Debra A. Bollwage

DEBRA A. BOLLWAGE Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99	Annual Business Briefing Presentations given by certain senior executive officers of the Registrant, on December 9, 2003